SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2007

WORLD ACCEPTANCE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street
Greenville, South Carolina 29607
(Address of Principal Executive Offices)
(Zip Code)

(864) 298-9801
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01.	Regulation FD Disclosure.

World Acceptance Corporation announces the promotion of Jeff L. Tinney to the position of Senior Vice President, Western Division effective July 15th, 2007, where he will be responsible for operations in nearly 300 office locations in Texas, Oklahoma and New Mexico. Mr. Tinney replaces Charles F. Gardner who passed away recently after a year long battle with cancer.

Mr. Tinney, age 45, began his career with World Acceptance in July of 1986 as an Assistant Branch Manager in Greenville, Texas. Since that time he has held positions of increasing responsibility within the organization, the most recent being the position of Vice President of Operations in the Central Texas Region since January of 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007

World Acceptance Corporation

By:	/s/ Kelly Malson
Kelly Malson, Vice President and
Chief Financial Officer